COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2015
COMMITMENTS AND CONTINGENCIES
16.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases related to offices, servers and bandwidth with initial terms of one-year or longer consisted of the following at September 30, 2015:

US$
Years ending September 30,
2016	4,796
2017	3,341
2018	1,427
2019	118
2020	98

9,780

Payments under operating leases are expensed on the straight-line basis over the periods of their respective leases. The terms of the leases do not contain rent escalation or contingent rents. For the years ended September 30, 2013, 2014 and 2015, total rental expenses for all operating leases amounted to US$3,904, US$5,786 and US$6,955, respectively.

Legal contingencies

The group is a party in potential claims arising in the ordinary course of business. The Group does not believe that the resolution of these matters will have a material effect on its financial position or results of operations.

Assets pledged as security for bank borrowing

As disclosed in Note 11, on June 24, 2015, CDEL Cayman entered into a loan agreement for a RMB103.6 million, approximately US$16,300, term loan facility. The facility was secured by a term deposit of RMB103.6 million provided by Champion Technology, which was recorded as “restricted cash” on the consolidated balance sheet as of September 30, 2015.